UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                              --------------------
                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

      Date of Report (Date of earliest event reported): September 28, 2004

                          PEDIATRIX MEDICAL GROUP, INC.
             (Exact name of registrant as specified in its charter)

           Florida                   0-26762                     65-0271219
(State or other jurisdiction      Commission File              (IRS Employer
       of incorporation)              Number                Identification No.)

                 1301 Concord Terrace                            33323
                      Sunrise, FL
       (Address of principal executive offices)                (Zip Code)

       Registrant's telephone number, including area code: (954) 384-0175

                                       N/A
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

--------------------------------------------------------------------------------

Item 7.01. Regulation FD Disclosure.
------------------------------------

On September 28, 2004, Pediatrix Medical Group, Inc. (the "Company") issued a press release ("Press Release") announcing that the Company revised its previously issued guidance for (i) earnings per share for the three months ending September 30, 2004 and the three months ending December 31, 2004 and (ii) cash flow from operations for the year ending December 31, 2004.

     A copy of the Press Release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.


Item 8.01. Voluntary Disclosure of Other Events.
------------------------------------------------

     The Company also announced in the Press Release that its Board of Directors authorized a $50 million increase to its existing share repurchase program.

     A copy of the Press Release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.


Item 9.01. Financial Statements and Exhibits.
---------------------------------------------

Item 9.01(a) Financial Statements of businesses acquired:
             Not applicable.

Item 9.01(b) Pro Forma Financial Information:
             Not applicable.

Item 9.01(c) Exhibits:

        99.1 Press Release of Pediatrix Medical Group, Inc. dated September 28, 2004.

                                   SIGNATURES

     Pursuant of the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                   PEDIATRIX MEDICAL GROUP, INC.
                                                           (Registrant)

Date: September 28, 2004                           By: /s/ Karl B. Wagner
                                                       -------------------------
                                                       Karl B. Wagner
                                                       Chief Financial Officer

(c)  Exhibits

     99.1 Press Release of Pediatrix Medical Group, Inc., dated September 28, 2004.